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                                                                   EXHIBIT 10.15

[*] Designates material for which confidential treatment has been requested, which material has been separately filed with the Securities and Exchange Commission.

                  Novell Business Internet Services Affiliate
                      Service Platform Statement of Work
                                      to
                        Agreement No. 97-GlobalTel-001
                 Effective October 5, 1997 ("Effective Date")

1.         Description.  Novell is a supplier of software systems and services
           -----------
     for information processing and data networking. Novell wishes to further expand its NetWare product family to include enterprise-wide networking solutions, and to create new internetworking products and services. GlobalTel is a supplier of telecommunications products and services for voice and data communications applications, and desires to create an open, intelligent, wide area data network to transport all forms of data and to host a variety of client-server software applications and information services. Novell and GlobalTel believe that their skills and objectives are complementary. On the terms of this Service Platform Statement of Work, ("Service Platform SOW") Novell will provide GlobalTel licenses to technology that GlobalTel will use to create a base platform from which to provide services [*] (GlobalTel may license technology to provide individual services in a separate Statement of Work). [*]. The contents of this Section 1 are merely intended to provide an overview and will not be binding on either party. The actual terms and conditions of this Service Platform SOW are stated below.

2.         Project Managers.
           ----------------

--------------------------------------------------------------------------------
           [*]                                     [*]
--------------------------------------------------------------------------------
 Name      German Burtscher                        David Roach
--------------------------------------------------------------------------------
 Title     Senior Vice President,                  Carrier Development Manager,
           Business Development                    Business Internet Services
                                                   Division
--------------------------------------------------------------------------------
 Address   1520 Eastlake Road #205                 1177 Avenue of the Americas
           Seattle, WA 98102                       New York, NY 10036
--------------------------------------------------------------------------------
 Phone     (206) 720-7250                          (212) 403-7851
--------------------------------------------------------------------------------
 Fax       (206) 720-7251                          (212) 403-7801
--------------------------------------------------------------------------------
 E-mail    german.burtscher@globaltel.com          droach@novell.com
 Address
--------------------------------------------------------------------------------

3          Definitions.  The following terms are in addition to those contained
           -----------
     in Agreement No. 97-GlobalTel-001 ("MTA"). Capitalized terms in this Service Platform SOW have the

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     SOW have the meanings stated below or defined elsewhere in this Service
     Platform SOW. A reference to a Section is to a section of this Service Platform SOW. A reference to an Exhibit is to an exhibit of this Service Platform SOW.

     3.1  [*]

     3.2  [*]

     3.3  [*]

     3.4  [*]

     3.5  [*]

     3.6  [*]

     3.7  [*]

     3.8  [*]

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     3.9    [*]

     3.10   "BIS Services" means BIS Core Services and BIS Application Services.

     3.11   [*]

     3.12   "BIS User" means a subscriber to one or more BIS Services.

     3.13   [*]

     3.14 "Code Error" means a program function that is described in the specifications for the program but is omitted from the Code, or a program function or user interface that does not operate or that gives incorrect results when measured against its specifications.

     3.15 "Common Carrier" means an entity that offers to the public services that consist of, and/or have as a component, the transportation of data over intrastate, interstate, international, and/or foreign telecommunications facilities or services.

     3.16 "Correction" means a fix or fixes to correct known Errors in Code, and corresponding changes to related Documentation.

     3.17 "Deliverable" means any information in tangible form (including Licensed Software) that one party is obligated to provide to the other party under this Service Platform SOW or under another written document signed by both parties pursuant to this Service Platform SOW.

     3.18 "Derivative Work" means a version (including but not limited to a revision, enhancement, modification, translation, abridgement, condensation, or expansion) of the Licensed Software, whether or not in the language, code or notation in which the work was originally expressed, that is not a reproduction of the Licensed Software; and that if prepared without authorization of the copyright owner of such preexisting work, would constitute copyright infringement under United States law.

     3.19 "Documentation" means all user manuals and other written materials that relate to particular Code, whether in hard copy, electronic, or other form. The term includes all such written materials that relate to Corrections, Upgrades, and Enhancements provided under this Service Platform SOW.

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     3.20  "Documentation Error" means a failure of Documentation to accurately describe a program function contained in the specifications for that program; or a failure of Documentation to meet the agreed requirements for that Documentation; or a failure of Documentation to enable reasonably competent users to correctly operate the associated Executable Code.

     3.21 "Enhancements" means a new function or feature in Table 2 of Exhibit A and corresponding changes to related Documentation.

     3.22  "Error" means a Code Error or a Documentation Error, or both.

     3.23  "Formal Notice" means notice provided according to Section 10.2.2.

     3.24  [*]

     3.25 "Information" means information of any type, including all inventions, creations, ideas, know-how, specifications, designs, software, simulations, test results, reports, drawings, manufacturing processes, improvements, and other developments, whether or not fixed in a tangible, reproducible medium, and whether or not protected or capable of protection by patents, copyrights, mask work rights, trade secret rights, or other intellectual property rights.

     3.26 "IP Rights" of a party means that party's existing and future copyrights, patents, trade secrets, trademarks, and other proprietary rights.

     3.27 "Licensed Software" means the software identified in Table 1 and Table 2 of Exhibit A that Novell licenses to GlobalTel under this Service Platform SOW for GlobalTel's [*].

     3.28  "NAEC" means a Novell Authorized Education Center.

     3.29  [*]

     3.30  [*]

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     3.31   "GlobalTel Information" means all information owned or licensed by
     GlobalTel at any time.

     3.32   "TSA" means Technical Support Alliance.

     3.33 "Upgrade" means an improvement in the performance of an existing function or feature in the Licensed Software (for example, by decreasing program size, improving execution speed, or decreasing main memory requirements), and corresponding changes to related Documentation.

4           Establishment and Governance of the Relationship.
            ------------------------------------------------

     4.1    Term and Termination.  The initial term of this Service Platform SOW
            --------------------
     ("Initial Term") begins on the Effective Date and ends on the third anniversary of the Effective Date. Every third anniversary of the Effective Date, this Service Platform SOW will automatically renew for successive [*] terms unless terminated by either party 60 or more days before the then current term ends. [*]. After the expiration of the Initial Term, either party may terminate this Service Platform SOW, without cause, on 60 days' prior written notice.

     4.2    [*]

     4.3    [*]

     4.4    [*]

            4.4.1  [*]

            4.4.2  [*]

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     4.5  Publicity. The existence and terms of this Service Platform SOW are
          ---------
     Confidential Information, except as this Section 4.5. expressly provides.

          4.5.1 GlobalTel and Novell will cooperate to make a joint announcement about the execution of this Service Platform SOW at a mutually convenient date within 90 days after the Effective Date. Each party must approve in writing the final content and form of that announcement.

          4.5.2  [*]

5         Design, Development, and Deployment of the [*].
          ----------------------------------------------

     5.1  [*]

     5.2  Design, Implementation, Day-to-Day Operations, and Marketing.
          ------------------------------------------------------------
     [*]. GlobalTel will inform Novell of GlobalTel's [*] and will do so in a manner sufficiently timely to enable Novell to fulfill its obligations under this Service Platform SOW. [*]. The parties agree that this Service Platform SOW is non-exclusive, and it is contemplated that GlobalTel will use other vendors in addition to Novell in developing and deploying products and services to meet its customers' needs.

     5.3  [*]

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     5.4  [*]

     5.5  [*]

     5.6  [*]

6         Marketing.
          ---------

     6.1  Trademarks. Except as expressly provided in this Service Platform SOW
          ----------
     or under applicable law, neither party may use any trademark or service mark of the other party for any purpose without the other party's prior written consent, which the other party may grant or withhold in its discretion.

     6.2  [*]

     6.3  [*]

     6.4  [*]

          6.4.1  [*]

          6.4.2  [*]

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     6.5   [*]

     6.6   [*]

           6.6.1 [*]

           6.6.2 [*]

           6.6.3 [*]

     6.7   [*]

           6.7.1 [*]

           6.7.2 [*]

7.         Licensed Software.
           -----------------

     7.1   Licensed Terms for Licensed Software.
           ------------------------------------

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     Notwithstanding any license terms that may be included with the Licensed
     Software Materials delivered to GlobalTel, the license terms governing each copy of Licensed Software are, subject to the terms and conditions of this Service Platform SOW and the MTA, as follows:

           7.1.1   [*]

           7.1.2   [*]

           7.1.3   [*]

           7.1.4   [*]

           7.1.5 The licenses in this Section 7.1. are worldwide, non-exclusive, and non-transferable. The license grants for the Licensed Software are in force only during the term of this Service Platform SOW. Notwithstanding the foregoing, in the event that Novell terminates this Service Platform SOW without cause pursuant to
           Section 4.1, the license grants for the Licensed Software will remain in force until the earlier of 1) one year from the date of termination, 2) the date on which GlobalTel completes the process of replacing the Licensed Software with substitute software having similar functionality, or 3) the date on which GlobalTel completes the process of transferring its BIS Users to another provider of similar services.

           7.1.6   [*]

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          7.1.7  Without Novell's prior written consent, GlobalTel will not decompile, reverse compile, reverse assemble, modify, or perform any similar type of operation on Licensed Software, except and only to the extent expressly permitted by applicable law. GlobalTel agrees that any such resulting works are derivative works and as such are the sole and exclusive property of Novell.

          7.1.8 Novell reserves all rights in the Licensed Software not expressly granted to GlobalTel in this Service Platform SOW.

8.   [*]

     8.1  [*]

          8.1.1  [*]

          8.1.2  [*]

          Table 8.1.2
        ----------------------------------------------------
        [*]                                [*]
        ----------------------------------------------------
        [*]                                [*]
        ----------------------------------------------------
        [*]                                [*]
        ----------------------------------------------------
        [*]                                [*]
        ----------------------------------------------------

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         -------------------------------------------------
         [*]                         [*]
         -------------------------------------------------
         [*]                         [*]
         -------------------------------------------------
         [*]                         [*]
         -------------------------------------------------

     8.2  [*]

     8.3  [*]

9.   Intellectual Property.
     ---------------------

     9.1  Ownership. The parties do not intend to transfer the ownership of any
          ---------
     of their respective information exchanged under this Service Platform SOW, or of any of their respective IP Rights covering that Information; each party provides all information to the other party on a license or confidential disclosure basis only, as specified elsewhere in this Service Platform SOW.

     9.2  Derivative Work. In relation to any Derivative Work which is,
          ---------------

          9.2.1 [*]

          9.2.2 [*]

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           9.2.3  [*]

     9.3   Corrections, Upgrades and Enhancements. Novell will own Corrections,
           --------------------------------------
     Upgrades, and Enhancements to Licensed Software (including Corrections, Upgrades, and Enhancements developed by GlobalTel).

     9.4   Customer Information. Subject to any legal restrictions concerning
           --------------------
     privacy of customer data, GlobalTel will provide billing information that GlobalTel compiles during the term about BIS Users who identify themselves as Novell customers or Novell VARs in GlobalTel's BIS User database. All such BIS User information will be GlobalTel Confidential Information.

     9.5   Proprietary Notices. Neither party will remove any copyright notices
           -------------------
     or proprietary legends contained in Information provided by the other party, including Licensed Software.

     9.6   No Implied Rights or Licenses. All rights and licenses with respect
           -----------------------------
     to intellectual property which the parties intend to grant under this Service Platform SOW are expressly stated in Sections 7 and 9.

10   Interpretation and Enforcement.
     ------------------------------

     10.1   Principles of Interpretation.
            ----------------------------

            10.1.1   Construction of Certain Terms.
                     -----------------------------

                  10.1.1.1 In all cases under this Service Platform SOW in which GlobalTel consults with Novell or otherwise obtains Novell's input or assistance, GlobalTel will in good faith consider Novell's advice.

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                 10.1.1.2 Statements of a party's intent in this Service
                 Platform SOW reflect that party's good faith intent as of the Effective Date, but do not represent binding obligations of that party.

                 10.1.1.3 The term "include" and its derivatives are illustrative and not limiting or exclusive.

           10.1.2    Severability.  If any provision of this Service Platform
                     ------------
           SOW will be found by a court of competent jurisdiction to be invalid or unenforceable, such finding will not affect the validity and/or enforceability of the Service Platform SOW as a whole or of any other part of the Service Platform SOW. In such case this Service Platform SOW will be construed and enforced as if it did not contain the invalid and/or unenforceable provision. However, if either party considers that provision to be an essential element of this Service Platform SOW, the parties agree to promptly negotiate a replacement achieving the same intent to the extent possible.

     10.2  Termination.
           -----------

           10.2.1 Either party may terminate this Service Platform SOW if the other party is in default. A party to this Service Platform SOW is in default if, subject to Section 10.2.2, it commits a material breach; or it ceases normal operations or becomes insolvent. As used in this
           Section 10.2.1, "insolvent" means that the party is unable to pay its debts as they become due, files or has filed against it a petition under an bankruptcy law (which, if involuntary, is unresolved after 60 calendar days), proposes any dissolution, liquidation, composition, financial reorganization, or recapitalization with creditors, makes an assignment or trust mortgage for the benefit of creditors, or that a receiver trustee, custodian, or similar agent is appointed or takes possession with respect to any major property or business of that party.

           10.2.2 If a material breach of this Service Platform SOW will be claimed to have occurred by either party, that party will give the violating party Formal Notice stating the nature of the violation with reasonable particularity. Termination will not become effective unless the violating party will have failed to cure or correct the violation within 90 days of the receipt of such notice.

           10.2.3 Upon expiration or termination of this Service Platform SOW for any reason, each party will, at the request of the other party, return and make no further use of property, Materials, and other items (and all copies thereof) belonging to the other party and relating to this Service Platform SOW.

     10.3  Survival of Obligations. The obligations of the parties under this
           -----------------------
     Service Platform SOW that by their nature continue beyond the expiration of this Service Platform SOW,


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     and those provisions that are expressly stated to survive termination, will survive the termination or cancellation of this Service Platform SOW.

11   General Terms and Conditions.
     ----------------------------

     11.1  Injunctive Relief.  Each party acknowledges and agrees that the
           -----------------
     obligations and promises under this Service Platform SOW are of a unique, intellectual character that gives them particular value. Each party further acknowledges and agrees that a breach of any of the promises or agreements contained in this Service Platform SOW may result in irreparable and continuing damage to the other for which there may be no adequate remedy at law and, in the event of such breach, the non-breaching party will be entitled to injunctive relief and/or a decree for specific performance, and such other and further relief as may be proper (including monetary damages if appropriate).

     11.2  Employee Liability.
           ------------------

           11.2.1 All persons furnished by a party ("Employer") to perform services or otherwise discharge Employer's obligations under this Service Platform SOW will be considered solely Employer's employees or agents, and Employer will be responsible for payment of all unemployment, social security, and other payroll taxes, including contributions when required by law. Employer agrees to indemnify and save harmless the other party, and that other party's Subsidiaries and customers and their officers, directors, employees, successors, and assigns (all hereinafter referred to in this clause as "Indemnitee" from and against any losses, damages, claims, demands, suits, liabilities, and expenses (including reasonable attorneys' fees) that arise out of or result from: (1) injuries or death to persons or damage to property, including theft, in any way arising out of or occasioned by, caused or alleged to have been caused by or on account of the performance of the work or services performed by Employer or persons furnished by Employer, (2) assertions under Workers' Compensation or similar acts made by persons furnished by Employer or by an subcontractor, or by reason of any injuries to such persons for which Indemnitee would be responsible under Workers' Compensation or similar acts if the persons were employed by Indemnitee, (3) any failure on the part of Employer to satisfy all claims for labor, equipment, materials, and other obligations relating directly or indirectly to the performance of the work in connection with this Service Platform SOW; or (4) any failure by Employer to perform Employer's obligations under this clause. Employer agrees, at its expense, to defend Indemnitee, at Indemnitee's request, against any such claim, demand, or suit. Indemnitee agrees to notify Employer within a reasonable time of any written claims or demands against Indemnitee for which Employer is liable under this Section 11.2.1.

           11.2.2 Employer will not implead or bring any action against the other party or its employees based on any claim by a person for personal injury or death that


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           occurs in the course of scope of employment of such person by
           Employer and that arises out of work performed in connection with this Service Platform SOW.

     11.3  Disclaimers of Warranties.  EXCEPT AS OTHERWISE STATED IN THIS
           -------------------------
     SECTION 11, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO THE OTHER CONCERNING OR RELATED TO THE LICENSED SOFTWARE OR OTHER INFORMATION DEVELOPED OR PROVIDED PURSUANT TO THIS Service Platform SOW. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY OF FITNESS FOR ANY PARTICULAR PURPOSE, OR THAT THE USE OF THE LICENSED SOFTWARE OR OTHER INFORMATION WILL NOT INFRINGE ANY PATENT. NEITHER PARTY WARRANTS THAT THE OPERATION OF LICENSED SOFTWARE WILL BE UNINTERRUPTED OR ERROR FREE.

     11.4  Licensed Software.  THE LICENSED SOFTWARE IS NOT DESIGNED,
           -----------------
     MANUFACTURED OR INTENDED FOR USE OR RESALE FOR ON-LINE CONTROL EQUIPMENT IN HAZARDOUS ENVIRONMENTS REQUIRING FAIL-SAFE PERFORMANCE, SUCH AS IN THE OPERATION OF NUCLEAR FACILITIES, AIRCRAFT NAVIGATION OR AIRCRAFT COMMUNICATION SYSTEMS, AIR TRAFFIC CONTROL, DIRECT LIFE SUPPORT MACHINES, OR WEAPONS SYSTEMS, IN WHICH FAILURE OF THE LICENSED SOFTWARE COULD LEAD DIRECTLY TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIRONMENT DAMAGE. THE LICENSED SOFTWARE IS ONLY COMPATIBLE WITH CERTAIN COMPUTERS AND OPERATING SYSTEMS. THE LICENSED SOFTWARE IS NOT WARRANTED FOR COMPATIBILITY.

     11.5  Limitation of Liabilities.  Novell's liability under this Service
           -------------------------
     Platform SOW is subject to the limitation on liabilities as provided in 9.n of the MTA.

     11.6  Third Party Beneficiaries.  This Service Platform SOW is not intended
           -------------------------
     to benefit any person or entity not a party signatory to it.

     11.7  No Implied Rights to GlobalTel.  Other than an express grant of
           ------------------------------
     rights and licenses under this Service Platform SOW, GlobalTel has no rights or licenses, including implied rights or licenses, under this Service Platform SOW.

     11.8  Amendments and Waivers.  No amendment to this Statement of Work No. 1
           ----------------------
     will be binding unless agreed to in a writing executed by both Novell and GlobalTel, and no approval, consent, or waiver will be enforceable unless signed by the granting party. The pre-printed terms of any order, acknowledgment, or other form do not amend this Service Platform SOW. No document will be deemed to amend this Service Platform SOW by implication.

     A waiver of a breach of any term of this Service Platform SOW will not be construed as a waver of any succeeding breach of that term or as a waiver of the term itself. A party's

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      performance after the other's breach will not be construed as a waiver of that breach. No course of dealing, or informal communication of any kind, will be deemed to amend this Service Platform SOW.

      11.9  Entire Service Platform SOW.  This is the entire agreement between
            ---------------------------
      the parties with respect to the subject matter hereof. This Service Platform SOW supersedes all prior agreements, proposals, representations, statements, and understandings, whether written or oral, concerning the subject matter.

12    Signatures.  This Statement of Work may be executed in counterparts and
      ----------
      will become effective when signed by authorized representatives of both parties.

Novell, Inc.                             GFP Group, Inc.


Name: /s/ Dave Trotter                   Name: [SIGNATURE APPEARS HERE]
     -------------------------------          -------------------------------
     Dave Trotter

Title: VP OEM Sales                      Title: Chairman
      ------------------------------           ------------------------------


Date: 21-October-1997                    Date: 19-September-1997
     -------------------------------          -------------------------------

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                                   Exhibit A
                                 Deliverables


--------------------------------------------------------------------------------
Item    Item                      Description
No.
--------------------------------------------------------------------------------
1       [*]                       [*]
--------------------------------------------------------------------------------
2       [*]                       [*]
--------------------------------------------------------------------------------
3       [*]                       [*]
--------------------------------------------------------------------------------
4       [*]                       [*]
--------------------------------------------------------------------------------
5       [*]                       [*]
--------------------------------------------------------------------------------
6       [*]                       [*]
--------------------------------------------------------------------------------
7       [*]                       [*]
--------------------------------------------------------------------------------
8       [*]                       [*]
--------------------------------------------------------------------------------
9       [*]                       [*]
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
10       [*]                              [*]
--------------------------------------------------------------------------------
11       [*]                              [*]
--------------------------------------------------------------------------------
12       [*]                              [*]
--------------------------------------------------------------------------------
13       [*]                              [*]
--------------------------------------------------------------------------------

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